Exhibit 10.3

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”), dated as of March 16, 2026, is made and entered into by and among Merlin, Inc., a Delaware corporation (the “Company”) (formerly known as Bleichroeder Acquisition Corp. I, a Cayman Islands exempted company, prior to its domestication as a Delaware corporation), and the Persons set forth on Schedule I hereto (such Persons, together with any Person who hereafter becomes a party to this Agreement pursuant to Section 2 or Section 7 of this Agreement, the “Securityholders” and each, a “Securityholder”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Business Combination Agreement (as defined herein).

WHEREAS, the Company is party to that certain Business Combination Agreement, dated as of August 13, 2025 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among the Company, IPDX Merger Sub, Inc., a Delaware corporation and Merlin Labs, Inc., a Delaware corporation (“Legacy Merlin”), pursuant to which the Company and Legacy Merlin consummated a business combination (the “Business Combination”);

WHEREAS, following the consummation of the Business Combination, each Securityholder owns equity interests in the Company; and

WHEREAS, in connection with the Business Combination, the parties hereto wish to set forth herein certain understandings between such parties with respect to restrictions on transfer of equity interests in the Company.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound hereby, hereby agree as follows:

1. Transfer Restrictions. Subject to the exceptions set forth herein, each Securityholder agrees not to, without the prior written consent of the board of directors of the Company, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, (a) any shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”) held by it immediately after the consummation of the Business Combination, (b) any shares of Common Stock issuable upon the exercise of options to purchase shares of Common Stock held by it immediately after the consummation of the Business Combination, or (c) any securities convertible into, or exercisable, redeemable or exchangeable for, Common Stock (including any securities of the Company that when paired with one or more other securities of the Company or another entity entitles the holder thereof to receive, Common Stock) held by it immediately after the consummation of the Business Combination other than any securities of the Company issued or issuable upon exchange, exercise or conversion of those certain Convertible Promissory Notes or Common Stock Purchase Warrants issued pursuant to that certain Note Purchase Agreement, dated as of July 2, 2025, by and among Legacy Merlin and the purchasers named therein (as amended from time to time) (the shares of Common Stock and securities specified in clauses (a)-(c), collectively, the “Lock-up Shares”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Lock-up Shares or (iii) take any action in furtherance of any of the matters described in the foregoing clause (i) or (ii) (the actions specified in clauses (i)-(iii), collectively, “Transfer”) prior to the date that is six (6) months after the consummation of the Business Combination (the “Lock-Up Period”).

2.	Permitted Transfers. The restrictions set forth in Section 1 shall not apply to:

(i)	Transfers of any securities other than (a) the Lock-Up Shares and (b) any other equity security of the Company issued or issuable with respect to the Lock-Up Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, spin-off, reorganization or similar transaction;

(ii)	In the case of an individual, Transfers to any Affiliates or family members of the Securityholder;

(iii)	Transfers to any investment funds or vehicles controlled or managed by the Securityholder or any of its Affiliates;

(iv)	Transfers by gift to a trust, the beneficiary of which is a Person to whom a Transfer would be permitted under Section (i), or to a charitable organization;

(v)	in the case of an individual, Transfers by virtue of laws of descent and distribution upon death of such individual;

(vi)	in the case of an individual, Transfers pursuant to a qualified domestic relations order;

(vii)	in the case of an individual, Transfers to a partnership, limited liability company or other entity of which the Securityholder and/or the Affiliates or family members of the Securityholder are the legal and beneficial owner of all of the outstanding equity securities or similar interests;

(viii)	Transfers to a nominee or custodian of a Person to whom a Transfer would be permitted under Section (i);

(ix)	Transfers in connection with any legal, regulatory or other order;

(x)	in the case of an entity that is a trust, Transfers to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust;

(xi)	in the case of an entity, Transfers as part of a distribution to members, partners, shareholders or equityholders of the Securityholder;

(xii)	in the case of an entity, Transfers by virtue of the laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity;

(xiii)	the exercise of stock options or warrants to purchase shares of Common Stock or the vesting of stock awards relating to shares of Common Stock and any related Transfer of shares of Common Stock in connection therewith (x) deemed to occur upon the “cashless” or “net” exercise of such options or warrants or (y) for the purpose of paying the exercise price of such options or warrants or for paying taxes due as a result of the exercise of such options or warrants, the vesting of such options or stock awards, or as a result of the vesting of such shares of Common Stock, it being understood that all shares of Common Stock received upon such exercise, vesting or transfer will remain subject to the restrictions of this Agreement during the Lock-Up Period;

(xiv)	Transfers to the Company pursuant to any contractual arrangement in effect upon the consummation of the Business Combination that provides for the repurchase by the Company or forfeiture of Common Stock or other securities convertible into, or exercisable, redeemable or exchangeable for, Common Stock in connection with the termination of the Securityholder’s service to the Company;

(xv)	the entry, by the Securityholder, at any time after the consummation of the Business Combination, of any trading plan providing for the sale of shares of Common Stock by the Securityholder, which trading plan meets the requirements of Rule 10b5-1(c) under the Exchange Act; provided, however, that such plan does not provide for, or permit, the sale of any shares of Common Stock during the Lock-Up Period and no public announcement or filing is voluntarily made or required regarding such plan during the Lock-Up Period;

(xvi)	Transfers in the event of the completion of a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of the Company’s securityholders having the right to exchange their shares of Common Stock for cash, securities or other property; and

(xvii)	Transfers to satisfy any U.S. federal, state, or local income tax obligations of a Securityholder (or its direct or indirect owners) arising from such Securityholder’s ownership (including prior to and after the Business Combination) of the Lock-Up Shares or any interests in Legacy Merlin, in each case solely and to the extent necessary to cover any tax liability as a direct result of such ownership of the Lock-Up Shares or any interests in Legacy Merlin.

provided, however, that (A) in the case of clauses (i) through (xi), as a prerequisite to such Transfer, such permitted transferee(s) must enter into joinder to this Agreement, substantially in the form of Exhibit A hereto, in order to become a “Securityholder” for purposes of this Agreement. For purposes of this Section 2, “immediate family” shall mean a spouse, domestic partner, child (including by adoption), father, mother, brother or sister of the Securityholder, and lineal descendant (including by adoption) of the Securityholder or of any of the foregoing persons.

3. Termination. This Agreement shall terminate upon the earlier of (i) the expiration of the Lock-Up Period, (ii) the closing of a merger, liquidation, stock exchange, reorganization or other similar transaction after the date hereof that results in all of the public stockholders of the Company having the right to exchange their shares of Common Stock for cash securities or other property and (iii) the liquidation of the Company.

4. Prohibited Transfers. In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described therein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Agreement.

5. Amendment. This Agreement may be amended, supplemented or modified only by execution of a written instrument signed by the Company and the Securityholders holding a majority of the aggregate number of shares of Common Stock then held by all Securityholders as to which this Agreement has not been terminated, executed in the same manner as this Agreement and which makes reference to this Agreement.

6. Entire Agreement. This Agreement and the documents or instruments referred to herein embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or the documents or instruments referred to herein, which collectively supersede all prior agreements and the understandings among the parties hereto with respect to the subject matter contained herein.

7. Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall not be assigned by operation of Law or otherwise without the prior written consent of the parties hereto, and any assignment without such consent shall be null and void; provided that no such assignment shall relieve the assigning party of its obligations hereunder.

8. Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of Laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

9. Jurisdiction. Any Legal Proceeding based upon, arising out of or related to this Agreement or the transactions contemplated hereby must be brought in the Court of Chancery of the State of Delaware (or, to the extent such court does not have jurisdiction, in the United States District Court for the District of Delaware and to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware), and each of the parties irrevocably (i) submits to the exclusive jurisdiction of each such court in any such Legal Proceeding, (ii) waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, (iii) agrees that all claims in respect of the Legal Proceeding shall be heard and determined only in any such court, and (iv) agrees not to bring any Legal Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by Law or to commence Legal Proceedings or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any Legal Proceeding, suit or proceeding brought pursuant to this Section 9.

10. WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

11. Counterparts. This Agreement (and any joinder to this Agreement) may be executed and delivered (including by facsimile or other electronic transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

12. Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

13. Liability. The liability of any Securityholder hereunder is several (and not joint). Notwithstanding any other provision of this Agreement, in no event will any Securityholder be liable for any other Securityholder’s breach of such other Securityholder’s obligations under this Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MERLIN, INC.

By:	/s/ Matthew George
Name:	Matthew George
Title:	Chief Executive Officer

[Signature Page to Lock-Up Agreement – Sponsor]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MERLIN, INC.

By:	/s/ Matthew George
Name:	Matthew George
Title:	Chief Executive Officer

[Signature Page to Lock-Up Agreement – Merlin Holders]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

SECURITYHOLDERS:

AHOY CAPITAL SPINNAKER FUND II, L.P.

By:	/s/ Amy Zengo
Name:	Amy Zengo
Title:	Chief Operating Officer & General Partner

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

SECURITYHOLDERS:

MFCIF LLC

By:	/s/ Howard Morgan
Name:	Howard Morgan
Title:	Managing Member

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

SECURITYHOLDERS:

BLING CAPITAL FUND I-A LP

By:	Bling Capital GP I LLC
Its:	General Partner

By:	/s/ Benjamin Ling
Name:	Benjamin Ling
Title:	Managing Partner

BLING CAPITAL FUND II OPPS-A LP

By:	Bling Capital Fund II Opps GP LLC
Its:	General Partner

By:	/s/ Benjamin Ling
Name:	Benjamin Ling
Title:	Managing Partner

BLING CAPITAL FUND II OPPS LP

By:	Bling Capital Fund II Opps GP LLC
Its:	General Partner

By:	/s/ Benjamin Ling
Name:	Benjamin Ling
Title:	Managing Partner

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

SECURITYHOLDERS:

BLING CAPITAL FUND I LP

By:	Bling Capital GP I LLC
Its:	General Partner

By:	/s/ Benjamin Ling
Name:	Benjamin Ling
Title:	Managing Partner

BLING CAPITAL SPV Q MERLIN LP

By:	Bling Capital LLC
Its:	General Partner

By:	/s/ Benjamin Ling
Name:	Benjamin Ling
Title:	Managing Partner

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

SECURITYHOLDERS:

BOXGROUP THREE LLC

By:	Boxgroup Three Manager LLC
Its:	Manager

By:	/s/ David Tisch
Name:	David Tisch
Title:	Manager

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

SECURITYHOLDERS:

EMERALD BAY VENTURES II, LLC

By:	/s/ James Slavik
Name:	James Slavik
Title:	Managing Member

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

SECURITYHOLDERS:

FIRST ROUND CAPITAL VI, L.P.

By:	First Round Capital Management VI, L.P.
Its:	General Partner

By:	First Round Capital Management VI, LLC
Its:	General Partner

By:	/s/ Josh Kopelman
Name:	Josh Kopelman
Title:	Partner

FIRST ROUND CAPITAL VIII-F, L.P.
as nominee for
First Round Capital VIII-F, L.P.
First Round Capital VIII-F Partners Fund, L.P.

By:	First Round Capital Management VIII-F, L.P.
Its:	General Partner

By:	First Round Capital Management VIII-F, LLC
Its:	General Partner

By:	/s/ Josh Kopelman
Name:	Josh Kopelman
Title:	Partner

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

SECURITYHOLDERS:

FLOODGATE FUND VI, L.P.
on behalf of itself and as nominee for certain other individuals and entities

By:	Floodgate Partners VI, L.L.C.
Its:	General Partner

By:	/s/ R. Ann Miura-Ko
Name:	R. Ann Miura-Ko
Title:	Managing Member

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

SECURITYHOLDERS:

HARPOON VENTURES FUND I, L.P.

By:	Harpoon Ventures I GP, LLC
Its:	General Partner

By:	/s/ Larsen Jensen
Name:	Larsen Jensen
Title:	Managing Director

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

SECURITYHOLDERS:

MARK IV CAPITAL, INC.

By:	/s/ Michael S. Beaudoin II
Name:	Michael S. Beaudoin II
Title:	President of Private Equity

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

SECURITYHOLDERS:

QUIET VENTURE I, LP

By:	Quiet Venture I GP, LLC
Its:	General Partner

By:	/s/ Tayla Levi
Name:	Tayla Levi
Title:	Deputy General Counsel

QUIET VENTURE II, L.P.

By:	Quiet Venture II GP, LLC
Its:	General Partner

By:	/s/ Tayla Levi
Name:	Tayla Levi
Title:	Deputy General Counsel

QUIET ML, LP

By:	Quiet ML GP, LLC
Its:	General Partner

By:	/s/ Tayla Levi
Name:	Tayla Levi
Title:	Deputy General Counsel

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

SECURITYHOLDERS:

SCHOX VENTURE CAPITAL, LP – A4

By:	Fund GP, LLC
Its:	General Partner

By:	Belltower Fund Group, Ltd.
Its:	Agent

By:	/s/ Paul Larkin
Name:	Paul Larkin
Title:	Authorized Person

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

SECURITYHOLDERS:

SNOWPOINT VENTURES, LP

By:	SnowPoint Ventures GP, LLC
Its:	General Partner

By:	/s/ Alexander Creasey
Name:	Alexander Creasey
Title:	Managing General Partner

SNOWPOINT GROWTH I.II, LLC

By:	SnowPoint Ventures GP, LLC
Its:	Manager

By:	/s/ Alexander Creasey
Name:	Alexander Creasey
Title:	Managing General Partner

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

SECURITYHOLDERS:

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY
(DAPER I)

By:	/s/ Brian Favat
Name:	Brian Favat
Title:	Authorized Signatory

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

SECURITYHOLDERS:

SV ANGEL VII, L.L.C.

By:	/s/ Robert Pollak
Name:	Robert Pollak
Title:	Authorized Signatory

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

SECURITYHOLDERS:

VENTURE LENDING & LEASING VIII, LLC

By:	Westech Investment Advisors LLC
Its:	Managing Member

By:	/s/ Maurice Werdegar
Name:	Maurice Werdegar
Title:	Chairman

VENTURE LENDING & LEASING IX, LLC

By:	Venture Lending & Leasing IX GP, LLC
Its:	Managing Member

By:	Westech Investment Advisors LLC
Its:	Managing Member

By:	/s/ Maurice Werdegar
Name:	Maurice Werdegar
Title:	Chairman

WTI EQUITY OPPORTUNITY FUND I, L.P.
a Delaware limited partnership

By:	/s/ Maurice Werdegar
Name:	Maurice Werdegar
Title:	Chairman

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

SECURITYHOLDERS:

WTI FUND X, LLC

By:	WTI Fund X GP, LLC
Its:	Managing Member

By:	Westech Investment Advisors LLC
Its:	Managing Member

By:	/s/ Maurice Werdegar
Name:	Maurice Werdegar
Title:	Chairman

WTI FUND XI, LLC

By:	WTI Fund XI GP, LLC
Its:	Managing Member

By:	Westech Investment Advisors LLC
Its:	Managing Member

By:	/s/ Maurice Werdegar
Name:	Maurice Werdegar
Title:	Chairman

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

SECURITYHOLDERS:

THE SCHIEHALLION FUND LIMITED, acting
through its agent, Baillie Gifford Overseas Limited

By:	/s/ Peter Singlehurst
Name:	Peter Singlehurst
Title:	Authorised Signatory of Baillie Gifford
Overseas Limited

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

SECURITYHOLDERS:

BOOM CAPITAL FUND I, L.P.

By:	/s/ Celestine Schnugg
Name:	Celestine Schnugg
Title:	General Partner

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

SECURITYHOLDERS:

SHRUG I, a series of Shrug Capital, LP

By:	Fund GP, LLC
Its:	General Partner

By: Belltower Fund Group, Ltd.
Its: Agent

By:	/s/ Paul Larkin
Name:	Paul Larkin
Title:	Authorized Person

[Signature Page to Lock-Up Agreement]

Acknowledgement and Agreement

By signing below, I hereby acknowledge that I have received and reviewed this notice regarding the treatment of my equity upon the closing of the proposed business combination between Merlin Labs, Inc. and Inflection Point Acquisition Corp. IV.

In addition, I have received and reviewed the Form of Seller Lock-Up Agreement attached hereto as Annex B (the “Lock-Up Agreement”). By signing below, I agree to be bound by the terms and conditions of the Lock-Up Agreement, effective as of the date of the Closing, and I understand that my signature below constitutes my execution of the Lock-Up Agreement as if I had signed the Lock-Up Agreement itself.

ACKNOWLEDGED AND AGREED:

Signature:

Date: March 16, 2026

SCHEDULE I

SECURITYHOLDERS

EXHIBIT A

JOINDER TO LOCKUP AGREEMENT
[ ● ], 20

Reference is made to the Lockup Agreement, dated as of March 16, 2026, by and among Merlin, Inc. (the “Company”) and the Securityholders (as defined therein) from time to time party thereto (as amended, supplemented or otherwise modified from time to time, the “Lockup Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Lockup Agreement.

Each of the Company and the undersigned holder of equity interests in the Company (the “New Securityholder”) agrees that this Joinder to the Lockup Agreement (this “Joinder”) is being executed and delivered for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

The New Securityholder hereby agrees to and does become party to the Lockup Agreement as a Securityholder. This Joinder shall serve as a counterpart signature page to the Lockup Agreement and by executing below, the New Securityholder is deemed to have executed the Lockup Agreement with the same force and effect as if originally named a party thereto.

This Joinder may be executed and delivered (including by facsimile or other electronic transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the undersigned have duly executed this Joinder as of the date first set forth above.

MERLIN, INC.

By:
Name:
Title:

NEW SECURITYHOLDER:

[ ● ]

By:
Name:
Title:

[Signature Page to Joinder to Lock-Up Agreement]